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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         MARCH 22, 2002
                                                 -----------------------------



                     WASHINGTON REAL ESTATE INVESTMENT TRUST
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             (Exact name of registrant as specified in its charter)




              Maryland                    1-6622                53-0261100
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 (State or other jurisdiction of     (Commission File         (IRS Employer
         incorporation)                   Number)        Identification Number)



  6110 Executive Boulevard, Suite 800, Rockville, Maryland            20852
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     (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code   (301) 984-9400
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Item 5:  OTHER EVENTS

         Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Data included in the Trust's press release, dated March 22, 2002.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         Exhibit
         Number
         --------
         99.1       Press Release, March 22, 2002, entitled "Supplemental Data"



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           WASHINGTON REAL ESTATE INVESTMENT TRUST
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                                       (Registrant)




                           By: /s/ Laura M. Franklin
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                                                     (Signature)

                                 Laura M. Franklin
                                 Managing Director Accounting,
                                 Administration and Corporate Secretary



         March 22, 2002
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Exhibit
Number
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99.1       Press Release, March 22, 2002, entitled "Supplemental Data"